EXHIBIT 10.158

                            THIRTEENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Thirteenth Amendment") dated as of March 31, 1998, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997, as further amended by that Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1997, and as further amended by that Twelfth

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Amendment to Third Amended and Restated Credit Agreement, dated as of December
31, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to extend the availability of advances under the Credit Agreement and to revise certain financial covenants.

     WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     a. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

               "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH
               PLUS SUBORDINATED DEBT. Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March
               30, 1997; $34,500,000.00 from March 31, 1997 until June
               29, 1997; $35,000,000.00 from June 30, 1997 until
               September 29, 1997; $35,500,000.00 from September 30,
               1997 until December 30, 1997; $35,750,000.00 from
               December 31, 1997 until March 30, 1997; 36,250,000.00
               from March 31, 1998 until June 29, 1998; $37,250,000.00
               from June 30, 1998 until September 29, 1998; $38,250,000
               from September 30, 1998 until December 30, 1998; $38,750,000.00 from December 31, 1998 until March 30, 1999;
               $39,250,000.00 from March 31, 1999 until June 29, 1999;
               $40,250,000.00 from June 30, 1999 until September 29, 1999;
               $41,250,000.00 from September 30, 1999 until December 30, 1999; $41,750,000.00 from December 31, 1999 until March 30,
               2000; and

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               $2,250,000.00 as of March 31, 2000 and at all times
               thereafter.

     b. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

               "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS
               (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1 for the immediately preceding three (3) calendar quarterly periods ending December 31, 1997; less than 1.30:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1998; less than 1.50:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1998; less than 1.75:1 for the immediately preceding four (4) calendar quarterly periods

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               ending December 31, 1998; and less than 2.00:1 for the
               immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

     c. The definition of "Termination Date" as defined in Section 11.1(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

               "'TERMINATION DATE' means the earlier of (i) September
               30, 1999, as extended from time to time pursuant to
               Section 1.4, and (ii) the date of termination in whole of the Bank's Commitments pursuant to Section 1.2 or 7.2."

2. COUNTERPARTS. The Thirteenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Thirteenth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other
Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Thirteenth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS THIRTEENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the parties have executed this Thirteenth Amendment as of the day and year first above written.

                (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

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                                       BORROWER:

                                       CATALINA LIGHTING, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Vice President, Secretary,
                                               Treasurer

                                       GUARANTORS:

                                       EACH OF THE CORPORATIONS LISTED
                                       ON ANNEX I HERETO

                                       CATALINA INDUSTRIES, INC.
                                       d/b/a Dana Lighting

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

                                       CATALINA REAL ESTATE TRUST, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

                                       ANGEL STATION, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

                                       MERIDIAN LAMPS, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

                                       MERIDIAN LAMPS DEVELOPMENT, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

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                     SIGNATURE PAGE TO THIRTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                        AS AGENT, THE CATALINA ENTITIES
                                 AND THE BANKS

                                       CATALINA ADMINISTRATIVE CORPORATION

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Assistant Secretary

                                       CATALINA MERCHANDISING, INC.

                                       By: /s/ THOMAS M. BLUTH
                                           -------------------------------------
                                               Thomas M. Bluth
                                               Secretary, Treasurer

                                ACKNOWLEDGEMENT

STATE OF GEORGIA
COUNTY OF SUTTON

     On this the 30th day of March, 1998, personally appeared Thomas M. Bluth, a Vice President of Catalina Lighting, Inc., and the Secretary-Treasurer of Catalina Industries, Inc., Catalina Real Estate Trust, Inc., Angel Station, Inc., Meridian Lamps, Inc., Meridian Lamps Development, Inc., Catalina Administrative Corporation and Catalina Merchandising, Inc., and before me, executed this Thirteenth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 1998.

     In witness whereof, I have hereunto set my hand and official seal.

                                      /s/ CATHERINE R. SMITH
                                          -------------------------------------
                                          NOTARY PUBLIC - STATE OF GEORGIA
                                          Catherine R. Smith
                                          -------------------------------------
                                          (Type name of notary public)
                                          Personally known: [X]
                                          or produced identification:
                                          Type of identification produced:
                                          My commission expires: Notary Public,
                                                                 Cobb County,
                                                                 Georgia
                                                                 My Commission
                                                                 Expires Jan. 5,
                                                                 1999
                                          (NOTARIAL SEAL)

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                     SIGNATURE PAGE TO THIRTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                        AS AGENT, THE CATALINA ENTITIES
                                 AND THE BANKS

                                       AGENT:
                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION

                                       By: /s/ RONALD K. RUEVE
                                           -------------------------------------
                                       Name: Ronald K. Rueve
                                       Title: Vice President

                                       BANK:
                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION

                                       By: /s/ RONALD K. RUEVE
                                           -------------------------------------
                                       Name: Ronald K. Rueve
                                       Title: Vice President

                                ACKNOWLEDGEMENT

STATE OF GEORGIA

COUNTY OF SUTTON

      On this the 30th day of March, 1998, personally appeared Ronald K. Rueve, a Vice President of SunTrust Bank, Central Florida, National Association, a national banking association, and before me, executed this Thirteenth Amendment to Third Amended and Restated Credit Agreement as Agent and as a Bank.

     In witness whereof, I have hereunto set my hand and official seal.

                                      /s/ CHRISTINE B. ALFORD
                                          -------------------------------------
                                          NOTARY PUBLIC - STATE OF GEORGIA
                                          Christine B. Alford
                                          -------------------------------------
                                          (Type name of notary public)
                                          Personally known: [X]
                                          or produced identification:
                                          Type of identification produced:
                                          My commission expires: Notary Public,
                                                                 DeKolb County,
                                                                 Georgia
                                                                 My Commission
                                                                 Expires June
                                                                 29, 2001
                                          (NOTARIAL SEAL)

                     SIGNATURE PAGE TO THIRTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                        AS AGENT, THE CATALINA ENTITIES
                                 AND THE BANKS

                                       BANK:

                                       NATIONAL BANK OF CANADA,
                                       a Canadian chartered bank

                                       By: /s/ J. MICHAEL SMITH
                                           -------------------------------------
                                       Name: J. Michael Smith
                                       Title: Vice President

                                ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK

      On this the 30th day of March, 1998, personally appeared J. Michael Smith, a Vice President of National Bank of Canada, a Canadian Charter Bank, and before me, executed this Thirteenth Amendment to Third Amended and Restated Credit Agreement as a Bank.

     In witness whereof, I have hereunto set my hand and official seal.

                                      /s/ UNA TERESA FINN
                                          -------------------------------------
                                          NOTARY PUBLIC - STATE OF NEW YORK
                                          Una Teresa Finn
                                          -------------------------------------
                                          (Type name of notary public)
        UNA TERESA FINN                   Personally known: [ ]
Notary Public, State of New York          or produced identification:
        No. 01-F16058871                  Type of identification produced:
   Qualified in Queens County             My commission expires:
Commission Expires March 11, 1999         (NOTARIAL SEAL)

                     SIGNATURE PAGE TO THIRTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                        AS AGENT, THE CATALINA ENTITIES
                                 AND THE BANKS

                                       BANK:

                                       FIRST UNION NATIONAL BANK, f/k/a
                                       First Union National Bank of Florida

                                       By: /s/ CHARLES T. KLENK
                                           -------------------------------------
                                       Name: Charles T. Klenk
                                       Title: Vice President

                                ACKNOWLEDGEMENT

NASSAU

BAHAMAS

      On this the 31st day of March, 1998, personally appeared Charles T. Klenk, a Vice President of First Union National Bank, a national banking association, and before me, executed this Thirteenth Amendment to Third Amended and Restated Credit Agreement as a Bank.

     In witness whereof, I have hereunto set my hand and official seal.

                                      /s/ ARTHUR SELIGMAN
                                          -------------------------------------
                                          NOTARY PUBLIC
                                          Arthur Seligman
                                          -------------------------------------
                                          (Type name of notary public)
                                          Personally known: [ ]
                                          or produced identification: [X]
                                          Type of identification produced:
                                                  Driver's License
                                          My commission expires: 31st December
                                                                 1998
                                          (NOTARIAL SEAL)

                       AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF GEORGIA

COUNTY OF FULTON

     I, Christine B. Alford, being first duly sworn, upon my oath, depose and say:

     1. That I am an Admin. Assistant of SunTrust Banks, Inc. ("SunTrust").

     2. That on the 30th day of March, 1997, I received via Federal Express that certain Thirteenth Amendment to Third Amended and Restated Credit Agreement (the "Thirteenth Amendment") dated as of March 31, 1998 by and among Catalina Lighting, Inc. as the Borrower (the " Borrower"), the Guarantors listed thereon, and SunTrust, individually and as Agent, National Bank of Canada, and First Union National Bank, f/k/a First Union National Bank of Florida (collectively, the "Lenders"), as the Lenders.

     3. That I accepted delivery of the Thirteenth Amendment on behalf of the Lenders in Atlanta, Georgia.

                                    /s/ CHRISTINE B. ALFORD
                                        -------------------------------------
                                    Name: Christine B. Alford
                                    Title: Administrative Assistant

     Sworn to and subscribed before me this 1 day of April, 1998

                                      /s/ MARY W. HARRELL
                                        -------------------------------------
                                        Signature of Notary Public, State of
                                        Georgia

                                        Mary W. Harrell
                                        -------------------------------------
                                        Stamp, Type or Print Commissioned
                                        Name of Notary Public Personally
                                        Known: [X]; or Produced Identification:
                                        Type of Identification:
                                        (NOTARIAL SEAL)

                                      Notary Public [ILLEGIBLE] County, Georgia
                                      My Commission Expires May 12, 2001